UNITED STATES
SECURITIES AND EXCHANGE COMMISION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2008
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Commission File Number: 000-10690

LATTICE INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	22-2011859
State of Incorporation	IRS Employer Identification No.

  7150 N. Park Drive, Suite 500, Pennsauken, New Jersey 08109
  (Address of principal executive offices)

(856) 910-1166
  (Registrant’s telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01 Regulation FD Disclosure

On July 10, 2008, Lattice Incorporated (the “Company”) issued a press release summarizing the terms of the Exchange Agreement between the Company and Barron Partners, LP, previously reported by the Company in its current report on Form 8-K filed with the SEC on July 8, 2008.

The information in this Item 7.01 of this current report on Form 8-K, together with the information in Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release of Lattice Incorporated dated July 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lattice Incorporated

Date: July 17, 2008	By:	/s/ Joe Noto
Joe Noto Chief Financial Officer

Exhibits

Exhibit 99.1	Press Release of Lattice Incorporated dated July 10, 2008